                                                                   EXHIBIT 10.22

February 4, 2000

Wendi V. Rodrigueza, Ph.D.
Esperion Therapeutics, Inc,
3621 South State St.
695 KMS Place
Ann Arbor, MI 48108


Tel.: (734) 332-0506 ext. 213
Fax-  (734) 332-0516

ESTH1000C:  Service Agreement Valid for Thirty days

                               Service Agreement

______________________________________________________________________________

   Formulation Transfer and Manufacturing of Phospholipid LUV for Injection
              for Aseptically Manufactured Toxlcological Supplies

Background:

Esperion Therapeutics, Inc. ("Esperion") has requested that AAI perform a review of their formulation and manufacturing process for phospholipid large unilamellar vesicles (LUV) for injection. Upon completion of the review, AAI will prepare aseptically manufactured toxicological supplies. AAI will deliver to Esperion specifications for the product and the raw materials, development reports (including weekly summaries), technical transfer document, manufacturing support, product, batch records. Per the attached timeline, AAI estimates delivery of the aseptically manufactured supplies 8 weeks after execution of the contract and receipt of materials, methods and equipment.

Revision History:

Revision C   Changes document to a Service Agreement, corrects typographical error in terms section, provides table of activities and costs to the terms section based on a go/no go decision after review of particle size and sterility data from the lab scale up batch
             (section II.B.), adds milestone payment schedule.

Revision B   Incorporates changes requested by Esperion in e-mail from Esperion on January 24 and 25 and additional environmental monitoring and clarification of text requested by AAI.

Revision A   Includes changes requested by Esperion in e-mail dated 1/19/2000 and additions following review by Dr. Toney-Parker.

ESTH1000C
February 4, 2000
Page 2

Proposal:

AAI proposes to perform the following activities:

I.   Definition

     A. AAI WILL REVIEW PERTINENT INFORMATION SUPPLIED BY ESPERION SUCH AS PREFORMULATION, FORMULATION AND METHOD OF MANUFACTURE.

     B. ESPERION WILL PROVIDE PHOSPHOLIPID MATERIAL ALONG WITH MSDS AND CERTIFICATE OF ANALYSIS.

     C. ESPERION WILL PROVIDE TO AAJ, FOR USE IN THE ACTIVITIES OUTLINED BELOW, AN AVESTIN EXTRUDER. AAI WILL ORDER ALL SPARE PARTS AND ASSOCIATED COSTS WILL BE PASSED THROUGH TO ESPERION. THE EXTRUDER AND ALL SPARE PARTS WILL BE RETURNED TO ESPERION UPON COMPLETION OF THE PROJECT OR UPON ESPERION'S REQUEST.

     D. ESPERION WILL PROVIDE A NICOMP FOR PARTICLE SIZE ANALYSIS. AAL WILL ORDER ALL SPARE PARTS AND ASSOCIATED COSTS WILL BE PAID THROUGH TO ESPERION. THE NICOMP AND ALL SPARE PARTS WILL BE PASSED THROUGH TO ESPERION UPON COMPLETION OF THE PROJECT OR UPON ESPERIONS REQUEST.

     E. AAI WILL SOURCE OTHER MATERIALS REQUIRED TO PERFORM THE ACTIVITIES OUTLINED HEREIN.

     F. AAI WILL SOURCE PACKAGE COMPONENTS TAKING IN TO CONSIDERATION WHAT HAS BEEN PREVIOUSLY VALIDATED AT THE TRANSFER SITE FOR THE GMP SUPPLIES AND WHAT IS CURRENTLY USED IN PHOSPHOLIPID PRODUCTS CURRENTLY ON THE MARKET.

Estimated Cost (Section I.)..........................................  No Charge

II.  Formula Transfer

     A. AAI WILL PREPARE UP TO 3 BATCHES OF THE PHOSPHOLIPID LUV FORMULATION BASED ON THE FORMULA AND METHOD OF MANUFACTURE PROVIDED BY ESPERION. EMPHASIS WILL BE ON FORMULA AND PROCESS OPTIMIZATION REQUIRED FOR TRANSFER TO A GMP MANUFACTURING SITE. SEVERAL BATCHES WILL BE RUN TO DETERMINE AND OPTIMIZE PROCESS PARAMETERS REQUIRED ACHIEVING A LUV PARTICLE SIZE DISTRIBUTION OF 80 - 140 NM (DIAMETER). PREPARATION OF THE BATCH WILL INCLUDE
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ESTH1000C
February 4, 2000
Page 3

           EVALUATION OF 2 VENDORS OF THE MILLIPORE PORETICS MEMBRANES, SEVERAL PORE SIZES, STACKED, ETC. AAI WILL SELECT THE OPTIMAL MEMBRANE(S) TO OBTAIN A PARTICLE SIZE X\\90\\ = 100 - 130 NM. THE BATCH WILL BE OVERLAYED WITH ARGON. TESTING OF THIS BATCH WILL INCLUDE:

           1.  APPEARANCE
           2.  ETLC FOR POPC
           3.  VISCOSITY
           4.  PH
           5.  PARTICLE SIZE BY NICOMP
           6.  OSMOLARITY
           7.  CONCENTRATION

       B.  LABORATORY SCALE-UP BATCH MANUFACTURE

           AAI will manufacture a laboratory scale-up batch to establish processing and parameters, and specifications for in process and finished product testing. This batch will be conducted as a trial batch for the batches to be used in Esperion's toxicology studies. Flow decay/bubble point will be conducted as a part of this batch or as a part of the batches prepared in section II.A.

           The following tests will be conducted on this batch:

           1.  APPEARANCE
           2.  HPLC FOR POPC
           3.  LHP
           4.  LAL
           5.  FILL VOLUME
           6.  VISCOSITY
           7.  PH
           8.  PARTICLE SIZE
           9.  PARTICULAR MATTER (MICROSCOPIC LIGHT OBSTRUCTION OR VISUAL)
           10. STERILITY

Note: AAI will review all data, including 14 day sterility data, prior to beginning activities described in section VLD.

       C.  ENVIRONMENTAL MONITORING FOR VIABLE PARTICULATES

           AAI will perform one (1) evaluation for viable (RCS) and -non viable particulates in the environment before manufacturing in the clean environment, and perform 1 - 2 evaluations for viable particulates (settling plates and RCS) during processing
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ESTH1000C
February 4, 2000
Page 4

           (2 to 3 total) of the laboratory scale batch. AAI will also verify sterility of the argon gas.

       D. ACCELERATED STABILITY PROGRAM - THE BATCH IN SECTION II.B. WILL BE PLACED ON A SHORT-TERM ACCELERATED STABILITY PROGRAM, WITH TWO CONTAINER ORIENTATIONS -UPRIGHT AND INVERTED:

                 Condition                Timepoint
                 25(degree)C/60%RH        Initial, 0.5 1, 2 and 3 months
                 40(degree)C/75%RH        0.5, 1, 2, and 3 months
                 30(degree)C/60%RH        Test only if a problem arises at
                                          40(degree)C/75%RH
                 5(degree)                Control

Note: If testing of the 5(degree) or 30(degree)C/60%RH is deemed necessary, it will be covered under a separate document.

           The following tests may be conducted at each timepoint:

           1.  BPLC FOR POPC
           2.  LHP
           3.  PARTICLE SIZE
           4.  APPEARANCE
           5.  PH
           6.  VISCOSITY
           7.  PARTICULATE MATTER (MICROSCOPIC LIGHT OBSTRUCTION OR VISUAL)

     E.    MATERIAL CONTRACT STUDIES

           These studies will be outlined and conducted under the most recent signed revision of ESTH1003. In addition, Esperion has stated that the material should be filtered using a polyethersulfone filter, that the stopper used should be the same (if possible) as used for Intralipid and that vials should be those validated by the manufacturer that will be used for the GMP batches described in ESTH1001.

     F.    OXYGEN SENSITIVITY STUDY

           These studies will be outlined and conducted under the most recent signed revision of ESTH1003.

     G.    REPORT PREPARATION

           1. AAI WILL PROVIDE WEEKLY SUMMARIES, IN THE FORM OF MEETING MINUTES, FOLLOWING CONFERENCE CALLS.
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ESTH1000C
February 4, 2000
Page 5

           2. AAI WILL PREPARE A SUMMARY REPORT OF THE RESULTS AND STUDIES CONDUCTED HEREIN. A SUMMARY REPORT CONSISTS OF A SUMMARY, IN TABULAR FORMAT WITH A SUCCINCT DISCUSSION OF THE EXPERIMENTAL AND RESULTS. IF REQUESTED, AAI CAN SUPPLY A DETAILED SCIENTIFIC REPORT OF STUDIES CONDUCTED. ACTIVITIES TOWARDS THE PREPARATION OF A SCIENTIFIC REPORT WILL BE CONDUCTED IN A SEPARATE DOCUMENT.

Estimated Cost (Section II.)...........................................  $87,100

III. ANALYTICAL SUPPORT OF THE PRODUCT

       A. AAI WILL PROVIDE FULL RELEASE TESTING OF THE BULK PHOSPHOLIPID PER SPECIFICATIONS PROVIDED BY ESPERION.

Note: Should method development work be required for the use of any of the methods required for release of the phospholipid, a description of activities and associated costs will be covered under a separate document.

       B. ESPERION WILL TRANSFER THE FOLLOWING METHODS TO AAL PROTOCOLS WILL BE GENERATED AND APPROVED BY ESPERION PRIOR TO TRANSFER OF EACH METHOD. TRANSFER WILL CONSIST OF FIVE SAMPLE PREPARATIONS FROM A SINGLE AMPLE AND ONE ANALYST ON THE SAME DAY.

           1.  IPLC FOR POPC
           2.  SPERTOPHOTOMETRIC FOR LIPID HYDROPEROXIDE ("LHP")

Note: Transfer and validation of the HPLC analytical methods is based on looking at different classes of phospholipids, not fatty acids. AAI will use HPLC with ELSD and is based on the method analyzing one or two phospholipids. In addition, AAI will reevaluate testing prices upon completion of the method transfers.

       C.  AAI WILL DEVELOP/VALIDATE THE FOLLOWING MICROBIOLOGICAL METHODS:

           1.  LAL
           2.  STERILITY VALIDATION

       D.  ANALYTICAL METHOD VALIDATION

           1. AAI WILL PERFORM LIMITED VALIDATION (LINEARITY, ACCURACY, RECOVERY AND PRECISION) IN SUPPORT OF THE HPLC FOR POPC METHOD.

ESTH1000C
February 4, 2000
Page 6

          2. AAI WILL PERFORM LIMITED VALIDATION (LINEARITY, ACCURACY, RECOVERY AND PRECISION) IN SUPPORT OF THE SPECTROPHOTOMETRIC ASSAY FOR LIPID HYDROPEROXIDE.

     E.   CLEANING VERIFICATION SUPPORT

          At this than AAI anticipates the use of dedicated equipment and hand filling of the aseptically manufactured toxicological supplies. Based on this, the need for analytical methodology for a direct sampling technique for use in a cleaning validation program is not required.

     F.   RELEASE OF PACKAGE COMPONENTS

          AAL will fully release test all package components required for the project as described including those required for the fill of the toxicology supplies. Esperion will provide AAI with label copy for the toxicology supplies.

Estimated Cost (Section III.A - F.)..................................... $46,635

     G.   RELEASE TESTING OF THE PRODUCT - 4 LOTS:

          1.  APPEARANCE
          2.  HPLC FOR POPC
          3.  LHP
          4.  LAL
          5.  FILL VOLUME
          6.  VISCOSITY
          7.  PH
          8.  PARTICLE SIZE
          9.  PARTICULAR MATTER (MICROSCOPIC LIGHT OBSTRUCTION OR VISUAL)
          10. STERILITY

Estimated Cost (Section III.G).......................................... $16,980

IV.  PROJECT MANAGEMENT

     The project team will consist of a team leader from AAI's Formulation Development Laboratory (FDL), and appropriate representatives from other disciplines involved in project execution.

     A. AAI WILL PROVIDE A MANAGEMENT TEAM TO COMMUNICATE PROJECT PROGRESS AND REVIEW ALL WORK FOR SCIENTIFIC INTEGRITY ACCORDING TO TIMELINES MUTUALLY AGREED UPON BY AAI AND ESPERION.

ESTH1000C
February 4, 2000
Page 7

     B. TELECONFERENCES WILL BE HELD, AT REGULAR INTERVALS, BETWEEN THE PARTIES THAT ESPERION IDENTIFIES AND AAI.

V.   CONSULATIVE PROJECT MANAGEMENT

     AAI will provide on with a technical contact person for project discussions and consultation in addition to up to six hours of weekly conference calls. The time spent consulting with Esperion and providing technical support (including regulatory support) will be invoiced to Esperion at $165/hour. AAI estimates that this additional consultative support may range from 2 to 4 hours per week.

Estimated Cost (Section V.)............................................ As Used

VI.  ASEPTICALLY MANUFACTURED TOXICOLOGICAL SUPPLIES

     A.   PRODUCT TRANSFER

          Activities that may be included as part of product technology transfer are:

          1.  PREPARATION OF A MASTER BATCH RECORD
          2.  RAW MATERIAL, IN-PROCESS AND FINAL PRODUCT SPECIFICATIONS
          3.  BATCH RECORD REVIEW AND SIGN-OFF BY AAI AND ESPERION

     B.   RAW MATERIALS

          AAI will release test all raw materials for use in the preparation of the aseptically manufactured toxicological supplies.

     C.   ENVIRONMENTAL MONITORING FOR VIABLE PARTICULATES

          AAI will perform one (1) evaluation for viable (RCS) and non viable particulates in the environment before manufacturing in the clean environment, and perform 1 -2 evaluations for viable particulates (settling plates and RCS) during processing. (2 to 3 total).

     D.   MANUFACTURE OF LUV FOR INJECTION WITH THE FOLLOWING ASSUMPTIONS:

          Manufacture of up to four lots of 25 -L batch size to provide 4 kg of material following samples being removed for release testing, retains and stability. Sampling of package components during manufacture to be used as controls. Filling of finished product into 50ml glass bottles

          Labeling for both stability and toxicology studies

ESTH1000C
February 4, 2000
Page 8

Estimated Cost (Section VI.)...........................................  $47,900

Note:  The aseptic fill process has not validated.

VII.   Storage and Testing of the Aseptically Manufactured Toxicology Supplies

       AAI will piece one of the four aseptically manufactured batches on the following accelerated stability program. Materials will be set in both the upright and inverted configurations, only one configuration will be tested.

          Condition                  Timepoint
          23(degree)C/60%*RH         Initial, 3, 6, 9, 12, 18, 24 and 36 months
          40(degree)C/750%           1, 3 and 6 months
          30(degree)C/60%RH          Test only if a problem arises at
                                     40(degree)C/75%RH
          5(degree)C                 Control

Note: If testing of the 5(degree)C or 30(degree)C/60%RH is deemed necessary, it will be covered under a separate document.

       The following tests will be conducted at each timepoint:

       A.  HPLC for POPC
       B.  LHP
       C.  Particle size
       D.  Appearance
       E.  Viscosity
       F.  Particulate matter (microscopic light obstruction or visual)
       G. LAL (6 months at 40(degree)C/75%RH and 12, 24 and 36 months at 25(degree)C/60%RH)
       H. Sterility (6 months at 40(degree)/75%RH and 12, 24 and 36 months at 25(degree)C/60%RH)

Note: Esperion may elect to not conduct a stability study on the aseptically manufactured batch. If Experion elects not to conduct this stability study, there will be no charges for activities not conducted.

       Estimated Cost (Section VII.)................................... $39,015

VIII.  Regulatory Support

       Esperion may elect to utilize AAI's regulatory affairs group during the development of their product. Should Esperion elect to do so, AAI's regulatory consulting services will be charged at a rate of $165 per hour. Services would not be conducted without prior authorization from Esperion.

Estimated Cost (Section VIII.).............................Hourly, if requested

ESTH1000C
February 4, 2000
Page 9

Terms and Conditions:

     At this time, it is estimated that all activities outlined above will cost $237,720. Should Esperion elect to terminate the program following completion of testing of the lab scale up batch described in section II.B. the following schedule describes activities and costs that will have been completed by that date.

                          Early Termination Schedule
for decision to terminate the project following receipt of results from Section
                                     II.B.

----------------------------------------------------------------------------------------------------------
Service Estimate              Description              Completion date          Estimated Cost
Section                                                (assumes 2/8/00
                                                       signature date)
----------------------------------------------------------------------------------------------------------
I                             Project Definition       February 11, 2000        No Charge
----------------------------------------------------------------------------------------------------------
II.A., B., C., G.1.           Formula Transfer         March 22, 2000           $51,155
(thru termination)            including testing in
                              section II.B.
----------------------------------------------------------------------------------------------------------
III.A., B., C., D., F.        Analytical Support       March 24, 2000           $46,635
----------------------------------------------------------------------------------------------------------
V.                            Consultative Project     N/A                      As described, if used
                              Management
----------------------------------------------------------------------------------------------------------

Based on a decision to proceed:

----------------------------------------------------------------------------------------------------
Service Estimate        Description                   Completion date          Estimated Cost
 Section                                              (assumes 2/8/00
                                                      signature date)
----------------------------------------------------------------------------------------------------
II.D., G.1., G.2.       Stability, weekly and         June 5, 2000             $35,945
                        final report
----------------------------------------------------------------------------------------------------
III.G.                  Release of up to 4 lots       April 24, 2000           $16,980
----------------------------------------------------------------------------------------------------
V.                      Consultative Project          N/A                      As described, if used
                        Management
----------------------------------------------------------------------------------------------------
VI.                     Aseptically                   April 25, 2000           $47,990
                        manufactured Supplies
----------------------------------------------------------------------------------------------------
VII.                    Stability                     April 28, 2003           $39,015
----------------------------------------------------------------------------------------------------

The project will be initiated upon Esperion acceptance of this proposal, assignment of a purchase order number, and prepayment in the amount of $32, 500. Prepayments shall be credited against the first two invoices until the prepayment is exhausted Unless otherwise agreed, according to the following milestone schedule:

ESTH1000C
February 4, 2000
Page 10

                              Milestone Schedule

-----------------------------------------------------------------------------------------------------------
Milestone               Deliverable                           Estimated Invoice Date      Milestone Payment
-----------------------------------------------------------------------------------------------------------
1                       Up front payment                      With signature              $32,600
-----------------------------------------------------------------------------------------------------------
2                       Test report for laboratory scale      April 1, 2000               $34,855
                        batch as described in section II.B.
----------------------------------------------------------------------------------------------------------
3                       Method Validation reports, test       April 1, 2000               $30,335
                        reports
----------------------------------------------------------------------------------------------------------

Remaining schedule with decision to proceed:

--------------------------------------------------------------------------------------------------
Milestone   Deliverable                           Estimated Invoice Date         Milestone Payment
--------------------------------------------------------------------------------------------------
4           Up front payment                      With decision to proceed       $ 33,600
--------------------------------------------------------------------------------------------------
5           Stability data and final summary      Upon delivery of final         $ 24,745
            report                                report
--------------------------------------------------------------------------------------------------
6           Release test report (CofA's for 4     May 1, 2000                    $  5,780
            batches)
--------------------------------------------------------------------------------------------------
7           Aseptic batches submitted for final   April 5, 2000                  $ 36,790
            testing
--------------------------------------------------------------------------------------------------
8           Initiation of stability, 1 month      Upon completion of testing     $ 10,945
            pull
--------------------------------------------------------------------------------------------------
9           Following each stability pull -       Upon completion of testing     $4,010 per pull
            delivery of data
--------------------------------------------------------------------------------------------------
                                                                                 $237,720
---------------------------------------------------------------------------------------------------

     This cost estimate is based on the information available and AAIs experience with the procedures involved. AM reserves the right to review this estimate should the scope of the project change or should unforeseen difficulties arise. Any changes in the scope or the nature of the work covered by this Service Agreement must be mutually agreed to and confirmed by a written "Change Order".

     In addition, Esperion will be charged for all out-of-pocket costs and/or expenses associated with the activities outlined herein. Such costs and expenses shall include required materials, travel and shipping expenses, and lab supplies such as columns, standards and chemicals unavailable from Esperion. AAI shall notify Esperion prior to incurring any unusual cost or expense exceeding $1,500.

     Stability setup and storage charges are due i id payable upon Initiation of the study. Any revisions to the stability protocol made after the initiation of the stability study will be billed at $125 per hour for changing the protocol.

     Esperion shall be entitled to terminate the project at any time on thirty
(30) days' prior written notice. In the event of cancellation, Esperion will be obligated to pay only the cost of work, materials and services (exclusive of stability setup and storage charges) used for the

February 4, 2000
Page 11

project through the effective date of the cancellation, as well as AAI's cost of all materials and services previously acquired or contracted for and which cannot be utilized in other day-to-day

AA1 Proprietary Technology:

     Esperion recognizes that in conducting the feasibility study described in this Service Agreement, AM may utilize fonnulation technology that is proprietary to AAI ("AAI Proprietary Technology"). Notwithstanding anything contained herein to the contrary, Esperion shall own all inventions, discoveries, improvements on data (collectively, "Inventions") reduced to practice by AAI or Esperion in connection with this Service Agreement, including data resulting from AAI conducting such feasibility study. AAI shall fully cooperate with Esperion in obtaining, at Esperion's sole costs and expense, any patent and/or other protection as may be available with respect to such Inventions and shall execute all documents deemed reasonably necessary by Esperion for purposes of procuring such patent and/or other protection. AAI agrees that it shall contractually ensure the prompt disclosure to Esperion by any employee of any Inventions arising hereunder, as well as their cooperation in securing patent and/or other protection as set forth herein. No right, title or interest to any such AAI Proprietary Technology is granted to Esperion under this Service Agreement except as otherwise provided herein. For the avoidance of doubt, the Inventions shall not be deemed AAI Proprietary Information. In the event Esperion chooses to further develop and/or commercialize a formulation comprising, in part or in whole, AAI Proprietary Technology, Esperion will obtain a license from AAI to use such AAI Proprietary Technology, in thc form of a license agreement, such agreement which shall be memorialized in a separate writing and negotiated in good faith by AAI and Esperion. Such agreement should provide the right to Esperion to make, use, sell, and import a pharmaceutical product using AAI Proprietary Technology with a right to sublicense, in a territory, and with financial terms, to be mutually agreed upon, but AAI shall retain all right, title, and interest to any and all United States and/or international patent applications and/or issued patents claiming such AAI Proprietary Technology.

Indemnification:

     Esperion shall indemnify and hold AAI and AAI's affiliates harmless against any claims asserted or suits brought against AAI or AAIs affiliates arising out of; or connected with, materials provided to AAI by Esperion except where such claim or suit is a direct result of AAI or AAI's affiliates gross negligence in the performance of any obligation imposed hereunder. Provided, however, that AAI or AAI's affiliates will promptly notify Esperion of any such claim or suit, and at Esperion's discretion and cost, permit Esperion's attorneys to handle and control such claims or suits exclusively so long as Esperion's attorneys actively pursue the defense of the same.

     AAI shall indemnify and hold Esperion and Esperion's affiliates harmless against any claims asserted or suits brought against Esperion or Esperion's affiliates arising out of, or connected with the gross negligence of AAI in the performance of any obligation imposed hereunder. Provided, however, that Esperion or Esperion's affiliates will promptly notify AAI of any such claim or suit, and at AAI's discretion and cost, permit AAI's attorneys to handle arid

February 4, 2000
Page 12

control such claims or suits exclusively so long as AAI's attorneys actively pursue the defense of the same.

     In no event shall either party be liable to the other for any special, indirect or consequential damages, including lost profit.

Nondisclosure:

     AAI agrees that it will not itself use, or provide to, disclose to, or permit any third party to use any Esperion Confidential Information (as defined below). Except as otherwise provided herein, AAI shall retain all right, title and interest to its proprietary trade secrets, know-how, inventions, whether patentable or not, and other intellectual property ("AAI Technology"). All Esperion Confidential Information will be maintained in secrecy by AAI, and AAI will use all reasonable diligence to prevent use or disclosure of any such information for a period of five (5) years from the date hereof. This obligation of confidentiality will survive termination of this estimate. As used herein, "Esperion Confidential Information" means any and all trade secrets and proprietary information (in any and every form and media) of Esperion or any of its Affiliates, including, without limitation, (a) information, data, documents, or other items which were developed or generated by AAI pursuant to this Agreement, (b) information relating to existing or contemplated products, services, technology, designs, processes, formulae, research and development (in any and all stages) of Esperion or any of its Affiliates, and (c) information relating to business plans, methods of doing business, sales or marketing methods, customer lists, customer usage's and/or requirements and supplier information of Esperion or any of its Affiliates. As used herein, "Affiliate" means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with Esperion.

Excluded Materials:

     Notwithstanding the nondisclosure section set forth above, information, data, or documents developed or generated by AAI solely for its internal use or for persons other than Esperion is not restricted by the ownership rights to be transferred to Esperion herein.

Compliance with Laws:

     AAI hereby covenants and agrees to perform all of its obligations pursuant hereto in compliance with (a) all applicable laws, rules and regulations, including standards of Good Manufacturing Practices, (b) all standards and practice generally accepted in the industry, and (c) protocols provided by Esperion to AAI from time to time.

Return of Material:

     Upon termination of this Agreement by Esperion (which termination may be effected by Esperion upon thirty days written notice at AAI), AA shall return to Esperion all Esperion Confidential Information and all other property provided by Esperion to AAI pursuant hereto.

February 4, 2000
Page 13

Insurance:

     AAI agrees to maintain and name Esperion as an additional insured under such insurance policies and in such amounts as Esperion shall reasonably request from time to time.

FDA Inspection:

     In the event that AAI receives a Notice of Inspection (hereinafter "Notice") from the U.S. Food and Drug Administration (the "FDA") which relates in any way to this Service Agreement, AAI shall (a) promptly notify Esperion in writing of the Notice, (b) keep Esperion informed of the progress of the inspection, and (c) provide a copy to Esperion of any documents produced to the FDA pursuant to the Notice.

Announcements:

     No announcement, oral presentation or publication relating to any matter described herein shall be made without the prior written approval of Esperion, which approval may be granted or withheld by Esperion in its discretion.

Non Debarment:

     AAI warrants and represents that AAI has never been and is not currently
(a) debarred by the FDA, or an employer, partner, shareholder, member, subsidiary or affiliate of any person or entity debarred by the FDA, from providing services in any capacity to a person or entity that has an approved or pending drug product application; or (b) a person or entity that has been debarred by the FDA from submitting or assisting in the submission of an abbreviated new drug application (a Debarred Entity") or an employer, partner, shareholder, member, subsidiary or affiliate of a Debarred Entity.

     AAI further represents and warrants to Esperion that AAI has no knowledge of any circumstances which may affect the accuracy of foregoing representations and warranties, including, but not limited to, FDA investigations of, or debarment proceedings against, AAI or any person or entity performing services or rendering assistance relating to activities taken pursuant hereto.

Reports:

     AAI shall provide Esperion with weekly written reports describing with specificity AAI's performance of its obligations hereunder.

Entire Agreement:

     This Service Agreement constitutes the entire agreement between Esperion and AAI and shall supersede all previous communications, representations, agreements or understandings, whether oral or written, between Esperion and AAI with respect to the subject matter hereof.

February 4, 2000
Page 14

Assignment:

     This Service Agreement shall not be assigned (whether by sale, stock transfer, merger or otherwise) by either party without the prior written consent of the other party. Notwithstanding anything herein to the contrary, in the event Esperion merges with another entity, is acquired by another entity, or sells all or substantially all of its assets to another entity, Esperion may assign its rights and ob1i~ations hereunder to, in the event of a merger or acquisition, the surviving entity, and in the event of a sale, the acquiring entity, without AAI's consent so long as: (a) Esperion is not then in material breach of this Agreement; and (b) AAI receives from the proposed assignee, in writing, (i) reaffirmation of the terms of this Agreement; (ii) an agreement to be bound by the terms of this agreement; and (iii) an agreement to perform the obligations of Esperion under this Agreement.

February 4, 2000
Page 15

                             AGREED AND ACCEPTED:


AIA:                                      ESPERION

/s/ Lizbeth B. Sherman                    /s/ Roger S. Newton
------------------------------------      -------------------------------------
Lizbeth B. Sherman                        Signature
Manager, Technical Marketing Group


         2-8-00                           President/CEO
------------------------------------      -------------------------------------
Date                                      Title


/s/ David A. Straight                                   2/8/00
------------------------------------      -------------------------------------
David Straight                            Date
Global Contracts Director


          2/8/00
------------------------------------      -------------------------------------
Date                                      Purchase Order Number



            For questions concerning this document, please contact:
                          Lizbeth B. Sherman, Manager
                           Technical Marketing Group
                                      AAI
                           1206 North 23/rd/ Street
                             Wilmington, NC 28405
                             Phone (910) 254-7247
                              Fax (910) 815-2300

March 31, 2000


Wendi V. Rodrigueza, Ph.D.
Esperion Therapeutics, Inc.
3621 South State St.
695 KMS Place
Ann Arbor, MI 48108

Tel.:  (734) 332-0506 ext. 213
Fax:   (734) 332-0516

ESTH1000C.lb


                                 Change Order

________________________________________________________________________________

    Formulation Transfer and Manufacturing of Phospholipid for Aseptically
                    Manufactured Supplies Changes to Scope


Background:

     Esperion Therapeutics, Inc. ("Esperion") has requested that AAI perform a review of their formulation and manufacturing process for phospholipid large unilamellar vesicles (LUV) for injection. Upon completion of the review, AAI will prepare aseptically manufactured toxicological supplies. AAI will deliver to Esperion specifications for the product and the raw materials, development reports (including weekly summaries), technical transfer document, manufacturing support, product, batch records. This document includes additional activities either completed, in progress or planned based on the information and process provided by Esperion.

Revision History:

Revision b   Removes LAL testing of 3 lots of material supplied by Esperion, redistributes milestone payments.

Revision a   Includes clarification of activities and associated costs.

March 31, 2000
Page 2

Changes in Scope by Service Estimate Section:

------------------------------------------------------------------------------------------------
 Activities:                                                 Section Changed:     Estimated Cost
------------------------------------------------------------------------------------------------
 7 TOC samples of the pressure vessels                       II.                  $     455
------------------------------------------------------------------------------------------------
 Media run of the aseptic fill process including sterility   II.                  $   5,300
 testing of the media
------------------------------------------------------------------------------------------------
 Hydration evaluation at RT and 37(degrees)C evaluation of   II.A.                $  14,790
 up front homogenization, filter evaluation, flow decay
 conducted at 3 pressures using a 0.22 filter, flow decay
 conducted at 3 pressures using a 0.45 and 0.22 filter
 stacked, bubble point on the argon gas, LHP testing and
 fill volume.  Testing not conducted includes HPLC for
 POPC.
------------------------------------------------------------------------------------------------
 Additions to testing on scale up batch include:             II.B.                $   4,150
 concentration (3), TLC, osmolality, headspace GC, MLT
 (2).  Deletions to testing include: RPLC for POPC and
 viscosity.
------------------------------------------------------------------------------------------------
 3 month scale up batch stability                            II.D.                 ($21,305)
------------------------------------------------------------------------------------------------
 Identification, LAL and appearance of three lots of POPC    III.A.               $   5,735
 API, including LAL validation of API
------------------------------------------------------------------------------------------------
 Full release of one lot of POPC API                         III.A.                 ($3,800)
------------------------------------------------------------------------------------------------
 TLC identification method transfer, including translation   III.B.               $   3,500
 of the method provided by Esperion
------------------------------------------------------------------------------------------------
 Transfer of the concentration method                        III.B.               $   2,500
------------------------------------------------------------------------------------------------
 Transfer of HPLC for POPC method                            III.B.                 ($2,000)
------------------------------------------------------------------------------------------------
 Partial validation of the TLC identification test           III.D.               $  10,000
------------------------------------------------------------------------------------------------
 Partial validation of the concentration test                III.D.               $  10,000
------------------------------------------------------------------------------------------------
 Partial validation of the HPLC for POPC method              ffl.D.                ($16,800)
------------------------------------------------------------------------------------------------
 Additions to release testing include: concentration, TLC,   III.G.               $   2,540
 osmolality, headspace GC, deletions include HPLC for
 POPC, viscosity.
------------------------------------------------------------------------------------------------
 Charges associated with increased batch size (double) for   VI.D.                $  27,400
 the aseptically manufactured batches.
------------------------------------------------------------------------------------------------
 Changes to stability of aseptically manufactured            VII.                   ($1,180)
 supplies, per protocol approved by Esperion
------------------------------------------------------------------------------------------------
                                                                                  $  40,655
------------------------------------------------------------------------------------------------

Terms and Conditions:

     The additional cost for the activities described above are $40,655 plus $120/organism identification conducted by microbiology.

     Unless otherwise agreed, AAI will invoice Esperion according to the following milestone schedule:

March 31, 2000
Page 3

                              Milestone Schedule

 Milestone  Deliverable                      Estimated Invoice Date           Milestone Payment
--------------------------------------------------------------------------------------------------
    1       Up front payment                 With signature                   $  32,600
--------------------------------------------------------------------------------------------------
    2       Test report for laboratory       April 17, 2000                   $  40,655
            scale batch as described in
            section II.B.
--------------------------------------------------------------------------------------------------
    3       Method validation reports        June 1, 2000.                    $  34,765
--------------------------------------------------------------------------------------------------
    4       Batch record                     April 10, 2000                   $   8,815
--------------------------------------------------------------------------------------------------
    5       Release test report (CofA's      May 8, 2000                      $  50,975
            for 4 batches)
--------------------------------------------------------------------------------------------------
    6       Aseptic batches submitted for    April 17, 2000                   $  67,360
            final testing
--------------------------------------------------------------------------------------------------
    7       Initiation of stability, 1       Upon completion of testing       $  22,486
            month pull
--------------------------------------------------------------------------------------------------
    8       Following each stability pull    Upon completion of testing per   $4,143.80 per pull
            -- delivery of data              stability pull                   (5 pulls)
--------------------------------------------------------------------------------------------------
                                                                              $ 278,375
--------------------------------------------------------------------------------------------------

     This cost estimate is based on the information available and AAI's experience with the procedures involved. AAI reserves the right to revise this estimate should the scope of the project change or should unforeseen difficulties arise. Any changes in the scope or the nature of the work covered by this Service Agreement must be mutually agreed to and confirmed by a written "Change Order".

     In addition, Esperion will be charged for all out-of-pocket costs and/or expenses associated with the activities outlined herein. Such costs and expenses shall include required materials, travel and shipping expenses, and lab supplies such as columns, standards and chemicals unavailable from Esperion.
AAI shall notify Esperion prior to incurring any unusual cost or expense exceeding $1,500.

     Stability setup and storage charges are due and payable upon initiation of the study. Any revisions to the stability protocol made after the initiation of the stability study will be billed at $125 per hour for changing the protocol.

     Esperion shall be entitled to terminate the project at any time on thirty
(30) days' prior written notice. In the event of cancellation, Esperion will be obligated to pay only the cost of work, materials and services (exclusive of stability setup and storage charges) used for the project through the effective date of the cancellation, as well as AAI's cost of all materials and services previously acquired or contracted for and which cannot be utilized in other day-to-day operations.

     All activities will be conducted as described in the terms and conditions in ESTH1000C.

March 31, 2000
Page 4

                             AGREED AND ACCEPTED:

AIA:                                   ESPERION

/s/ Lizbeth B. Sherman                 /s/ Roger S. Newton
----------------------------------     ------------------------------------
Lizbeth B. Sherman                     Signature
Manager, Technical Marketing Group


        3-31-00                        President/CEO
----------------------------------     ------------------------------------
Date                                   Title


/s/ Ashley De Stefano                      March 31, 2000
----------------------------------     ------------------------------------
Ashley De Stefano                      Date
Global Contracts Director


          3-31-00
----------------------------------     ------------------------------------
Date                                   Purchase Order Number


            For questions concerning this document, please contact:
                          Lizbeth B. Sherman, Manager
                           Technical Marketing Group
                                      AAI
                           1206 North 23/rd/ Street
                             Wilmington, NC 28405
                             Phone (910) 254-7247
                              Fax (910) 815-2300